United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Emo Capital Corp.

(Exact name of registrant as specified in its charter)

Nevada 333-145884 N/A

(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

115 He Xiang Road, Bai He Village, Qing Pu, Shanghai, China, 200000

(Address of principal executive offices with zip code)

949-419-6588

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

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Item 8.01 - Other Events

The Board of Directors of Emo Capital Corp, have approved a decision to dissolve its wholly-owned subsidiary Nu Vitality Labs Inc. The board resolved to dissolving the subsidiary due to a potential overlap in business activities conducted or planned on being conducted by Nu Vitality Labs Inc. Further, the subsidiary’s liabilities were greater than its assets and also it was not financially solvent at the time of the dissolution.

 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant:.

Signed: /s/Juanming Fang

Name: Juanming Fang

Title: President

Date: February 11, 2013